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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2005

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

   Delaware                     1-13605                      36-4193304
   --------                     -------                      ----------
(State or other          (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

              1695 Larkin Avenue, Elgin, Illinois            60123
              -----------------------------------            -----
              (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (847) 741-3900
                                                           --------------

                                 Not Applicable
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On October 28, 2005, EFC Bancorp, Inc. announced its financial results for the quarter ended September 30, 2005. The press release announcing financial results for the quarter and nine months ended September 30, 2005 is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated October 28, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EFC BANCORP, INC.




Date: November 1, 2005                  By: /s/ Eric J. Weeden
                                            ------------------------------------
                                            Eric J. Wedeen
                                            Chief Financial Officer and
                                            Senior Vice President
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                                  EXHIBIT 99.1

                       EFC BANCORP, INC. EARNINGS RELEASE